EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2011	January 31, 2011	April 30, 2010

Net revenue	$31,632	$32,302	$30,849

Costs and Expenses: (a)
Cost of sales	23,860	24,408	23,569
Research and development	815	798	722
Selling, general and administrative	3,397	3,090	3,096
Amortization of purchased intangible assets	413	425	347
Restructuring charges	158	158	180
Acquisition-related charges	21	29	77
Total costs and expenses	28,664	28,908	27,991

Earnings from operations	2,968	3,394	2,858

Interest and other, net	(76)	(97)	(91)

Earnings before taxes	2,892	3,297	2,767

Provision for taxes	588	692	567

Net earnings	$2,304	$2,605	$2,200

Net earnings per share:
Basic	$1.07	$1.19	$0.94
Diluted	$1.05	$1.17	$0.91

Cash dividends declared per share	$-	$0.16	$-

Weighted-average shares used to compute net earnings per share:
Basic	2,150	2,182	2,345
Diluted	2,184	2,226	2,406

(a)	In connection with organizational realignments implemented in the first quarter of fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

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HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended April 30,
	2011	2010

Net revenue	$63,934	$62,026

Costs and expenses: (a)
Cost of sales	48,268	47,596
Research and development	1,613	1,403
Selling, general and administrative	6,487	6,063
Amortization of purchased intangible assets	838	677
Restructuring charges	316	311
Acquisition-related charges	50	115
Total costs and expenses	57,572	56,165

Earnings from operations	6,362	5,861

Interest and other, net	(173)	(290)

Earnings before taxes	6,189	5,571

Provision for taxes	1,280	1,121

Net earnings	$4,909	$4,450

Net earnings per share:
Basic	$2.27	$1.89
Diluted	$2.23	$1.84

Cash dividends declared per share	$0.16	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,166	2,352
Diluted	2,203	2,412

(a)	In connection with organizational realignments implemented in the first quarter of fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

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HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	April 30, 2011	October 31, 2010
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,738	$10,929
Accounts receivable	18,621	18,481
Financing receivables	3,179	2,986
Inventory	6,778	6,466
Other current assets	14,759	15,322

Total current assets	56,075	54,184

Property, plant and equipment	11,890	11,763

Long-term financing receivables and other assets	11,320	12,225

Goodwill and purchased intangible assets	45,842	46,331

Total assets	$125,127	$124,503

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$8,406	$7,046
Accounts payable	14,222	14,365
Employee compensation and benefits	3,563	4,256
Taxes on earnings	848	802
Deferred revenue	7,397	6,727
Other accrued liabilities	16,934	16,207

Total current liabilities	51,370	49,403

Long-term debt	14,512	15,258
Other liabilities	17,450	19,061

Stockholders' equity:
HP stockholders' equity	41,423	40,449
Non-controlling interests	372	332

Total stockholders' equity	41,795	40,781

Total liabilities and stockholders' equity	$125,127	$124,503

3/5

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	April 30, 2011	January 31, 2011	April 30, 2010

Net revenue: (a)

Services	$8,977	$8,607	$8,842
Enterprise Servers, Storage and Networking	5,556	5,634	4,837
HP Software	764	697	653
HP Enterprise Business	15,297	14,938	14,332
Personal Systems Group	9,415	10,449	9,956
Imaging and Printing Group	6,745	6,630	6,396
HP Financial Services	885	827	755
Corporate Investments	72	78	66
Total Segments	32,414	32,922	31,505
Eliminations of intersegment net revenue and other	(782)	(620)	(656)

Total HP Consolidated Net Revenue	$31,632	$32,302	$30,849

Earnings from operations: (a)

Services	$1,361	$1,375	$1,401
Enterprise Servers, Storage and Networking	766	828	624
HP Software	154	123	167
HP Enterprise Business	2,281	2,326	2,192
Personal Systems Group	533	672	465
Imaging and Printing Group	1,144	1,129	1,098
HP Financial Services	83	79	69
Corporate Investments	(198)	(183)	(65)
Total Segments	3,843	4,023	3,759

Corporate and unallocated costs and eliminations	(153)	149	(112)
Unallocated costs related to stock-based compensation expense	(130)	(166)	(185)
Amortization of purchased intangible assets	(413)	(425)	(347)
Restructuring charges	(158)	(158)	(180)
Acquisition-related charges	(21)	(29)	(77)
Interest and other, net	(76)	(97)	(91)

Total HP Consolidated Earnings Before Taxes	$2,892	$3,297	$2,767

(a)	Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

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HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Six months ended April 30,
	2011	2010

Net revenue: (a)

Services	$17,584	$17,632
Enterprise Servers, Storage and Networking	11,190	9,447
HP Software	1,461	1,316
HP Enterprise Business	30,235	28,395
Personal Systems Group	19,864	20,540
Imaging and Printing Group	13,375	12,602
HP Financial Services	1,712	1,474
Corporate Investments	150	126
Total Segments	65,336	63,137
Eliminations of intersegment net revenue and other	(1,402)	(1,111)

Total HP Consolidated Net Revenue	$63,934	$62,026

Earnings from operations: (a)

Services	$2,736	$2,780
Enterprise Servers, Storage and Networking	1,594	1,231
HP Software	277	339
HP Enterprise Business	4,607	4,350
Personal Systems Group	1,205	995
Imaging and Printing Group	2,273	2,152
HP Financial Services	162	136
Corporate Investments	(381)	(121)
Total Segments	7,866	7,512

Corporate and unallocated costs and eliminations	(4)	(200)
Unallocated costs related to stock-based compensation expense	(296)	(348)
Amortization of purchased intangible assets	(838)	(677)
Restructuring charges	(316)	(311)
Acquisition-related charges	(50)	(115)
Interest and other, net	(173)	(290)

Total HP Consolidated Earnings Before Taxes	$6,189	$5,571

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments.  Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments.  There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

5/5